Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. Rule 14a-12

Grom Social Enterprises, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 8, 2023

July 10, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Grom Social Enterprises, Inc. (the “Company”) to be held on August 8, 2023 at 1:00 PM, Eastern Time, online at http://www.virtualshareholdermeeting.com/GROM2023. The Annual Meeting will be held in a virtual-only meeting format.

At the Annual Meeting, stockholders will be invited to consider and vote upon the following matters:

1.	Proposal 1 — Election of the directors to serve for one-year term of office expiring at the 2024 Annual Meeting of Stockholders;

2.	Proposal 2 — Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	Proposal 3 — Approval of an amendment to the articles of incorporation of the Company (the “Articles of Incorporation”) to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-2 to 1-for-20 to be determined at the discretion of the board of directors of the Company (the “Board of Directors”), whereby each outstanding 2 to 20 shares would be combined, converted and changed into 1 share of our common stock, to enable us to comply with the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”);

4.	Proposal 4 — Approval of the Amended and Restated 2020 Equity Incentive Plan of the Company (the “A&R 2020 Plan”); and

5.	Any other matter that properly comes before the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on June 29, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

Your vote is very important to us. Whether or not you plan to attend the virtual Annual Meeting, please ensure your shares are represented by voting promptly. For instructions on how to vote your shares, please refer to the instructions included with this proxy statement or on your proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Darren Marks
Darren Marks
Chairman and Chief Executive Officer

i

ii

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, FL 33431

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to stockholders of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on August 8, 2023, at 1:00 PM, Eastern Time, online at http://www.virtualshareholdermeeting.com/GROM2023. The Annual Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors (the “Board of Directors”). Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON AUGUST 8, 2023:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

The U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access our proxy statement and other soliciting materials on the Internet, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the Annual Meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

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What Are You Voting On?

You will be asked to vote on the following proposals at the Annual Meeting:

1.	Proposal 1 — Election of directors to serve for a one-year term of office expiring at the 2024 Annual Meeting of Stockholders;

2.	Proposal 2 — Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	Proposal 3 — Approval of an amendment to the articles of incorporation of the Company (the “Articles of Incorporation”) to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-2 to 1-for-20 to be determined at the discretion of the Board of Directors, whereby each outstanding 2 to 20 shares would be combined, converted and changed into 1 share of our common stock, to enable us to comply with the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”);

4.	Proposal 4 — Approval of the Amended and Restated 2020 Equity Incentive Plan of the Company (the “A&R 2020 Plan”); and

5.	Any other matter that properly comes before the Annual Meeting.

Who Can Vote?

Only holders of record of shares of our common stock, par value $0.001 per share, or Series C 8% Convertible Preferred Stock, par value of $0.001 per share (the “Series C Stock”), as of the close of business on the record date, June 29, 2023 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote, and each share of Series C Stock entitles the holder thereof to 1.5625 votes. Your shares may be voted at the Annual Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

Quorum

At the close of business on the Record Date, there were 8,992,861 shares of our common stock and 9,281,809 shares of Series C Stock outstanding and entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of our common stock and Series C Stock entitled to vote constitutes a quorum, which is required in order to hold and conduct business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you:

•	Are present in person at the virtual Annual Meeting; or

•	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

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If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under the heading “Broker Non-Votes.”

Voting Your Shares

The Annual Meeting will be held entirely online this year. You may vote in person by attending the virtual Annual Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card mailed to you. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on August 7, 2023. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Annual Meeting.

Voting at the Annual Meeting

If you plan to attend the Annual Meeting, you may vote during the virtual meeting. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Annual Meeting. Please see the important instructions and requirements below under the heading “Attendance at the Annual Meeting.”

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

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No Appraisal Rights

Under Florida law, shareholders have no appraisal or dissenters’ rights in connection with the matters proposed to be acted upon herein and we will not independently provide our shareholders with any such right.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

•	FOR the election of directors to serve for a one-year term of office expiring at the 2024 Annual Meeting of Stockholders;

•	FOR the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

•	FOR the approval of an amendment to our Articles of Incorporation to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-2 to 1-for-20 to be determined at the discretion of the Board of Directors, whereby each outstanding 2 to 20 shares would be combined, converted and changed into 1 share of our common stock, to enable us to comply with Nasdaq’s continued listing requirements; and

•	FOR the approval of the A&R 2020 Plan.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm. Brokers do not have discretionary authority, however, to vote on the election of directors to serve on our Board of Directors, the approval of a reverse split, or the approval of an amendment and restatement of an equity incentive plan.

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Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Annual Meeting:

Proposals		Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1.	Election of Directors	Plurality of votes cast for each nominee	None	None
2.	Ratification of Independent Registered Public Accounting Firm	Majority of votes of shares present in person, or represented by proxy, and entitled to vote	Not applicable	None
3.	Approval of the Reverse Split	Majority of votes of shares present in person, or represented by proxy, and entitled to vote	None	None
4.	Approval of the A&R 2020 Plan	Majority of votes of shares present in person, or represented by proxy, and entitled to vote	None	None

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Annual Meeting

You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting http://www.virtualshareholdermeeting.com/GROM2023. You will need your unique control number, which appears in the proxy card or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members. At each annual general meeting of stockholders, the directors are re-elected for one-year terms. Our directors are as follows:

Name	Age
Darren Marks	56
Norman Rosenthal	70
Robert Stevens	57
Dr. Thomas Rutherford	69

Director Nominees for Election at the 2023 Annual Meeting of Stockholders

The current term of the directors will expire at the Annual Meeting. The nominees have consented to serve a term as directors. Should any of the nominees become unable to serve for any reason prior to the Annual Meeting, the Board of Directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, or may reduce the number of directors on the Board of Directors.

Below is a biography of each of the directors standing for re-election at the Annual Meeting:

Darren M. Marks, Chief Executive Officer, President and Director

Darren M. Marks has served as our Chief Executive Officer and director since June 2012 and as our President since the Share Exchange on August 17, 2017. From July 6, 2015 until the Share Exchange, Mr. Marks was chairman, chief executive officer, president and a director of Grom Holdings, Inc. From January 2011 to February 2016, Mr. Marks was the President of DNA Brands, Inc., a beverage distributor and formerly a public company quoted on the OTCBB (“DNA Brands”). Mr. Marks has more than 20 years of executive management experience. In 1991, Mr. Marks co-founded and served as Vice-President of Sims Communications, Inc. a telecommunications company that formerly traded on Nasdaq (“Sims”), where he was responsible for the creation, design, and funding of a national telecommunications program for clients such as Alamo Rental Car and the American Automobile Association. Mr. Marks attended the University of Florida/Santa Fe Community College from 1986 to 1988.

Mr. Marks’ management and public company experience and his role as Chief Executive Officer and President of the Company, led to the conclusion that he should serve as a director.

Dr. Thomas J. Rutherford, Director

Dr. Thomas J. Rutherford has served as a director of the Company since August 2017 and as a director of Grom Holdings Inc. since July 2015. Dr. Rutherford is an oncologist and a national expert in cancer, with more than 30 years of highly specialized surgical and clinical expertise in gynecologic cancer care. Dr. Rutherford has been the Director of Oncology for South Florida University in Tampa, Florida since January 2017. Prior thereto, from January 2015 through December 2016, Dr. Rutherford was the Director of Oncology for Connecticut Oncology, a Division of Women’s Health of Connecticut and Director of Cancer Services for Western Connecticut Health Network leading more than 100 physician subspecialists including surgeons, medical oncologists and radiation oncologists. Dr. Rutherford served as Chair of Gynecological Oncology at Yale University Medical School until January 2015. Dr. Rutherford has served on the Strategic Advisory Board at Mira Dx, Inc., a Delaware corporation. Dr. Rutherford practiced at Yale Oncology and served as Professor of Oncology and Director of Oncology Fellowship at Yale University School of Medicine from July 1993 through December 2014. Dr. Rutherford received a Bachelor of Science degree in 1976 from Roanoke College, a Master of Science degree from John Carroll University in 1979 and a Ph.D. from the Medical College of Ohio in 1989.

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Mr. Rutherford’s operational experience led to the conclusion that he should serve as a director.

Robert Stevens, Director

Robert Stevens has served as a director since June 2018. Mr. Stevens founded Somerset Capital Ltd., a private capital firm that employs industry-specific skillsets to make strategic investments in distressed and turnaround situations as well as merger and direct investments in private and pre-public companies and has served as its president and managing director since 2001. Mr. Stevens also serves as a court-appointed receiver. Mr. Stevens also served as Managing Director of Technology Partners, a private equity and M&A firm, from 2010 to 2013.

Mr. Stevens financial experience led to the conclusion that he should serve as a director.

Norman Rosenthal, Director

Norman Rosenthal has served as a director since June 2018. Mr. Rosenthal founded Tempest Systems Inc., a technology consultancy firm which offers business development, relationship management and competitive intelligence services and has served as its chief executive officer since 1986. Mr. Rosenthal has also served in senior management/advisory positions at Micro Focus International plc and Computer Associates International, Inc.

Mr. Rosenthal’s financial experience led to the conclusion that he should serve as a director.

Required Vote

The directors will be elected by the affirmative vote of a plurality of the votes cast by the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS TO THE BOARD OF DIRECTORS.

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General Information About the Board of Directors

Board of Directors and Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Director Meeting Attendance

Our Board of Directors held one meeting during the fiscal year ended December 31, 2022. Each director serving during 2022 attended 100% of the aggregate of all meetings of the Board of Directors and all meetings of committees of which such director was a member. All directors are encouraged to attend our annual meeting of stockholders. All of our directors attended our 2022 annual meeting of stockholders.

Director Independence

Our Board of Directors is currently composed of four members, three of whom, Dr. Thomas Rutherford, Robert Stevens, and Norman Rosenthal, qualify as independent in accordance with the published listing requirements of the Nasdaq Capital Market as determined by the Board of Directors. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by Nasdaq Listing Rule 5605(b)(2).

Board of Directors Leadership Structure

The Board of Directors has not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined. We have determined that it is in the best interests of the Company and its shareholders to combine these roles. Due to the small size and early stage of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined. In addition, having one person serve as both Chairman and Chief Executive Officer eliminates the potential for confusion and provides clear leadership for the Company, with a single person setting the tone and managing our operations. Currently Darren Marks serves as Chairman and Chief Executive Officer.

Board of Director’s Role in Risk Oversight

The full Board of Directors has responsibility for general oversight of risks facing the Company. The Board of Directors is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board of Directors believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. For example, the Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks; the Compensation Committee oversees risks relating to the compensation and incentives provided to our executive officers; and the Nominating and Governance Committee oversees risks associated with our overall compliance and corporate governance practices, as well as the independence and composition of our Board of Directors. Finally, management periodically reports to the Board of Directors or relevant committee, which provides guidance on risk assessment and mitigation.

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Committees of the Board of Directors

Our Board of Directors has established an audit committee, a compensation committee and a nominating and governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each committee has adopted a written charter that satisfies the applicable rules of the SEC and Nasdaq Listing Rules, which we have posted on our website at www.gromsocial.com.

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Darren Marks (1)
Norman Rosenthal	*	*	Chair
Robert Stevens	Chair	*	*
Dr. Thomas Rutherford	*	Chair	*

(1)	Chair of the Board of Directors

Audit Committee

The Audit Committee is composed of three independent directors: Robert Stevens (Chair), Thomas Rutherford and Norman Rosenthal. The Board of Directors has determined that each member is an independent director as defined by the rules of the SEC and Nasdaq. Mr. Stevens is also an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company.

The Audit Committee’s primary responsibilities are to:

•	review our accounting policies and issues which may arise in the course of the audit of our financial statements; and
•	select and retain our independent registered public accounting firm.

The Audit Committee meets at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters. The Audit Committee held one meeting in 2022.

Compensation Committee

The Compensation Committee is composed of three independent directors: Thomas Rutherford (Chair), Robert Stevens and Norman Rosenthal. The Board of Directors has determined that each member is an independent director as defined by the rules of the SEC and Nasdaq. The general responsibilities of our Compensation Committee include:

•	approving the compensation of our President and Chief Executive Officer and all other executive officers; and
•	approving all equity grants.

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The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Compensation Committee considers the annual performance evaluation of the Chief Executive Officer conducted by the Board of Directors in light of company goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its shareholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the Board of Directors regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board of Directors appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board of Directors. The Compensation Committee held one meeting during 2022.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Norman Rosenthal (Chair), Thomas Rutherford and Robert Stevens. The Board of Directors has determined that each member is an independent director as defined by the rules of the SEC and Nasdaq.

The duties and responsibilities of the Nominating and Governance Committee include the following:

•	develop and recommend to the Board of Directors a set of corporate governance guidelines and from time to time, review and reassess the adequacy of such guidelines;
•	identify, review and recommend to the Board of Directors individuals qualified to become members of the Board of Directors; and
•	recommend to the Board of Directors nominating policies and procedures.

The Nominating and Governance Committee identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors; recommends to the Board of Directors the director nominees for the next annual meeting of stockholders or special meeting of shareholders at which directors are to be elected; recommends to the Board of Directors candidates to fill any vacancies on the Board of Directors; develops, recommends to the Board of Directors, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the Board of Directors and management.

In recommending director nominees for the next annual meeting of shareholders, the Nominating and Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the Board of Directors, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board of Directors or otherwise. The Nominating and Governance Committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate’s compliance with the independence and other qualification requirements established by the Nominating and Governance Committee. The Nominating and Governance Committee also recommends candidates to fill positions on committees of the Board of Directors.

In selecting and recommending candidates for election to the Board of Directors or appointment to any committee of the Board of Directors, the Nominating and Governance Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the Nominating and Governance Committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the Board of Directors (including its size and structure).

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The Nominating and Governance Committee develops and recommends to the Board of Directors a policy regarding the consideration of director candidates recommended by the Company’s shareholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, Nominating and Governance Committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of the Company’s articles of incorporation, as amended, and amended bylaws. If the Company is subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The Nominating and Governance Committee oversees the evaluation of the Board of Directors and management. It also develops and recommends to the Board of Directors a set of corporate governance guidelines applicable to the Company, which the Nominating and Governance Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Nominating and Governance Committee is empowered to investigate any matter brought to its attention. The Nominating and Governance Committee held one meeting during 2022.

Board of Directors Diversity

All the members of our Board of Directors are male. The following matrix discloses the gender and demographic backgrounds of our Board of Directors as self-identified by its members in accordance with Nasdaq Listing Rule 5606:

Board of Directors Diversity Matrix (As of June 21, 2023)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. A copy of our code of business conduct and ethics is posted on our website at www.gromsocial.com. We intend to disclose any amendments or waivers of our code of business conduct and ethics requiring disclosure under applicable SEC requirements or Nasdaq Listing Rules on our website identified above.

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Stockholder Communications with the Board of Directors

Stockholders of the Company wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director at the following address:

c/o Grom Social Enterprises, Inc.
2060 NW Boca Raton Blvd., Suite #6
Boca Raton, FL 33431

Attn: Secretary

The Secretary will review each communication, and will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on its evaluation and the Audit Committee’s determination that Rosenberg Rich Baker Berman P.A. is independent, our Audit Committee has retained the firm of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for fiscal year 2023, and we are asking shareholders to ratify that appointment. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment but will not necessarily select another firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of Rosenberg Rich Baker Berman P.A. will be present at the Annual Meeting and will have the opportunity to make a statement and be available to answer questions.

Required Vote

Approval by the affirmative vote of a majority of the votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of Rosenberg Rich Baker Berman P.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL 3

APPROVAL OF THE REVERSE SPLIT

General

The Board of Directors has unanimously approved an amendment to the Articles of Incorporation to effect a reverse split of our common stock subject to the approval of the Company’s stockholders holding in the aggregate a majority of the voting power of the Company at a ratio in the range of 1-for-2 to 1-for-20, to be determined at the discretion of the Board of Directors, whereby each outstanding 2 to 20 shares would be combined, converted and changed into 1 share of our common stock. A form of the certificate of amendment to the Articles of Incorporation for the reverse stock split (the “Reverse Stock Split Certificate of Amendment”) is attached hereto as Appendix A. The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Certificate of Amendment, which is incorporated herein by reference.

The Board of Directors has recommended that the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split be presented to the Company’s stockholders for approval. If the Reverse Stock Split Certificate of Amendment is approved by holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, the Board of Directors will have discretion to determine, as it deems to be in the best interest of the Company’s stockholders, the specific ratio to be used within the range described above and the timing of the reverse stock split. The Board of Directors believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board of Directors with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.

The Board of Directors may, in its discretion, determine not to effect the reverse stock split if it determines, subsequent to obtaining stockholder approval, that such action is not in the best interests of the Company. By voting in favor of the reverse stock split, you are expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the reverse stock split if it should so decide.

Reasons for the Reverse Stock Split

Our common stock is traded on the Nasdaq Capital Markets under the symbol “GROM.” The closing price of our common stock on Nasdaq on June 27, 2023 was $0.3320 per share and, over the prior 52 weeks, the closing price of our common stock has ranged from $0.3320 to $16.77 per share.

As previously disclosed, on April 10, 2023, the Company received a deficiency letter (the “Notice”) from Nasdaq’s Listing Qualifications Department notifying the Company that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Notice has no immediate effect on the continued listing status of the common stock on the Nasdaq Capital Market, and, therefore, the Company’s listing remains fully effective.

The Company is provided a compliance period of 180 calendar days from the date of the Notice, or until October 9, 2023, to regain compliance with Nasdaq Listing Rule 5550(a)(2). If at any time before October 9, 2023, the closing bid price of the Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, subject to Nasdaq’s discretion to extend this period pursuant to Nasdaq Listing Rule 5810(c)(3)(H), Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement, and the matter would be resolved.

If the Company does not regain compliance with the Minimum Bid Price Requirement during the initial 180 calendar day compliance period, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

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If the Company does not regain compliance with the Minimum Bid Price Requirement within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the common stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

The Board of Directors is asking the stockholders to grant it the authority, at its discretion, to effect a reverse stock split, which the Board of Directors believes is an effective way to increase the minimum bid price of our common stock proportionately by reducing the number of outstanding shares of common stock and put us in a position to regain compliance with Nasdaq Listing Rule 5550(a)(2). The Board of Directors further believes that the increased market price of our common stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of our common stock and may encourage trading.

In evaluating whether or not to recommend that stockholders authorize the reverse stock split, in addition to the considerations described above, the Board of Directors took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined, with a corresponding decline in market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split. Conversely, we believe the current low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. We believe that the low market price of our common stock has reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

The Board of Directors believes that maintaining the listing of our common stock on Nasdaq is in the best interests of the Company and its stockholders. The Board of Directors believes that the delisting of our common stock from Nasdaq would impair our ability to raise additional funds and result in lower prices and larger spreads in the bid and ask prices for our common stock, among other things.

Determination of the Reverse Stock Split Ratio

The Board of Directors only intends to implement the reverse stock split to the extent it believes necessary to maintain the Company’s listing on Nasdaq. In determining the ratio to be used, the Board of Directors will consider various factors, including but not limited to:

•	the potential impact and anticipated benefits to the Company and its stockholders;

•	market conditions and existing and expected market price of our common stock at such time;

•	existing and expected marketability of our common stock;

•	the number of shares that will be outstanding after the reverse stock split;

•	the stockholders’ equity at such time; and

•	the trading volume of our common stock at such time.

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Impact of the Reverse Stock Split, if Implemented

The Articles of Incorporation currently authorizes the issuance of 500,000,000 shares of common stock, par value $0.001 per share. On June 21, 2023, the Company had: 8,992,861 shares of common stock issued and outstanding, 14,139 shares of common stock issuable upon the exercise of outstanding options, 174,235 shares of common stock issuable upon the exercise of outstanding warrants and 50,285 shares of common stock reserved for future issuance under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”).

As a matter of Florida law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares. If the Company’s stockholders adopt and approve the Reverse Stock Split Certificate of Amendment and the reverse stock split is implemented by the Company, the authorized number of shares of our common stock would not be reduced by the reverse stock split ratio determined by the Board of Directors.

If approved and effected, the reverse stock split will automatically apply to all shares of our common stock, and each stockholder will own a reduced number of shares of our common stock. However, except for adjustments that may result as a result of adjustments to the conversion prices of certain convertible securities, as described below, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power.

Based on the Company’s capitalization as of June 21, 2023, the principal effect of the reverse stock split (at a ratio between 1-for-2 and 1-for-20), would be that:

•	the number of shares of our common stock issued and outstanding would be reduced from 8,992,861 shares to between approximately 449,643 shares and 4,496,431 shares;

•	the number of shares of our common stock issuable upon the exercise of outstanding stock options would be reduced from 14,139 to between approximately 707 shares and 7,070 shares (and the respective exercise prices of the options would increase by a factor equal to the inverse of the split ratio);

•	the number of shares of our common stock issuable upon the exercise of outstanding warrants would be reduced from 174,235 to between approximately 8,712 shares and 87,118 shares (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the split ratio);

•	the number of shares of the authorized common stock would remain unchanged at 500,000,000 and the par value of the common stock would remain unchanged at $0.001 per share; and

•	the number of shares of the authorized preferred stocks would remain unchanged at 25,000,000 and the par value of the preferred stocks would remain unchanged at $0.001 per share.

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The following table contains approximate information relating to our common stock immediately following the reverse stock split under certain possible exchange ratios, based on share information as of June 21, 2023. All share numbers are rounded down to the nearest whole share but otherwise do not reflect the potential effect of rounding up for fractional shares that may result from the reverse stock split.

	Pre-Reverse Split	1-for-2	1-for-20
Number of authorized shares of common stock	500,000,000	500,000,000	500,000,000
Number of outstanding shares of common stock	8,992,861	4,496,431	449,643
Number of shares of common stock issuable upon exercise of outstanding stock options	14,139	7,070	707
Number of shares of common stock issuable upon exercise of outstanding warrants	174,235	87,118	8,712

See “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares” below for additional information regarding the potential impact of the reverse stock split.

Anti-Takeover and Dilutive Effects

The number of authorized shares of our common stock and preferred stocks will not be reduced as a result of the reverse stock split. The shares of our common stock and preferred stocks that are authorized but unissued provide the Board of Directors with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. Following the reverse stock split, the Board of Directors would continue to have the authority to issue additional shares from time to time without further action by the stockholders except as may be required by applicable law or regulations. The Reverse Stock Split Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does the Board of Directors have any present intent to use the authorized but unissued common stock or preferred stocks to impede a takeover attempt.

Procedure for Effecting the Reverse Stock Split

When and if the Board of Directors decides to implement the reverse stock split, the Company will promptly file the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Florida to amend its existing Articles of Incorporation. The reverse stock split will become effective upon filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Florida or at a later date and time set forth therein, if any, which effective time is referred to as the “reverse stock split effective date”. Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Reverse Stock Split Certificate of Amendment is set forth in Appendix A to this proxy statement. The text of the Reverse Stock Split Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Florida and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.

After the reverse stock split effective date, our common stock will have a new CUSIP number, which is a number used to identify securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.

Exchange of Stock Certificates

As soon as practicable after the effective date of the reverse stock split, stockholders holding certificated shares will be notified that the reverse stock split has been effected. Equiniti Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares in certificated form will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE EXCHANGE AGENT.

STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. Their accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. Beginning on the reverse stock split effective date, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Treatment of Fractional Shares

To avoid the existence of fractional shares of common stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share.

No Appraisal Rights

Under Florida law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences

The following discussion of certain U.S. federal income tax consequences to the Company’s stockholders of the reverse stock split, if effected, does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences and is included for general information only. It is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split.

This discussion addresses the U.S. federal income tax consequences only to a stockholder that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock, (iii) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person, or (iv) an estate whose income is subject to U.S. federal income taxation regardless of its source. This discussion addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the shares received in the reverse stock split as capital assets. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as, without limitation, stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in Section 7701(a)(30) of the Code, U.S. persons whose functional currency is not the U.S. dollar, broker-dealers, tax-exempt entities, or S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein). If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-reverse stock split shares of our common stock, the U.S. federal income tax treatment of a partner of the partnership will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partnership level. Partners in partnerships holding our common stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the reverse stock split.

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Stockholders are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

The Company will not recognize any gain or loss as a result of the reverse stock split.

Required Vote

Approval by the affirmative vote of a majority of the votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split Certificate of Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE REVERSE STOCK SPLIT CERTIFICATE OF AMENDMENT TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK.

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PROPOSAL 4

APPROVAL OF THE A&R 2020 PLAN

General

The Board of Directors has approved the Amended and Restated 2020 Equity Incentive Plan (the “A&R 2020 Plan”), subject to shareholders’ approval. We are seeking stockholder approval of the A&R 2020 Plan.  The A&R 2020 Plan will become effective upon its approval by our stockholders. The A&R 2020 Plan is intended to replace the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), which will expire as to future grants as of the effective date of the A&R 2020 Plan. Approval of the A&R 2020 Plan will allow the Company to provide equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value. Non-approval of the A&R 2020 Plan will compel the Company to significantly increase the cash component of employee compensation to attract and retain key employees because the Company would need to replace components of compensation that it previously delivered in equity awards, which would therefore reduce the Company’s operating cash flow.

The Board of Directors believes that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. Equity plans such as the A&R 2020 Plan increase the Company’s ability to achieve this objective, and, by allowing for several different forms of long-term incentive awards, help the Company to recruit, reward, motive, and retain talented personnel. The Board of Directors believes that the approval of the A&R 2020 Plan is essential to the Company’s continued success, and in particular, the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor marks in which the Company will compete. Such awards are also crucial to the Company’s ability to motivate employees to achieve its goals.

Key Plan Provisions

1.	The A&R 2020 Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the A&R 2020 Plan at any time pursuant to Article XV thereof, until all Shares subject to it shall have been purchased or acquired according to the A&R 2020 Plan’s provisions. However, in no event may an Award be granted under the A&R 2020 Plan on or after September 16, 2030. The A&R 2020 Plan’s automatic share reserve increase (as described below) will operate only until January 1, 2030;
2.	The A&R 2020 Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units;
3.	The aggregate number of Shares that may be issued under the A&R 2020 Plan shall not exceed the sum of (i) Ten Million (10,000,000), plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2024 and ending on and including January 1, 2030 equal to the lesser of (A) five percent (5%) of the Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Shares as determined by the Board.
4.	The A&R 2020 Plan will be administered by the Compensation Committee of the Board of Directors, or the Board of Directors if no such committee is named by the Board of Directors.

Summary of the A&R 2020 Plan

The following summary of the A&R 2020 Plan is qualified in its entirety by reference to the complete text of the A&R 2020 Plan, a copy of which is attached to this Information Statement as Appendix B.

Administration

The compensation committee of the Board of Directors, or the Board of Directors in the absence of such a committee, will administer the A&R 2020 Plan. Subject to the terms of the A&R 2020 Plan, the compensation committee, or the Board of Directors in the absence of such a committee, has complete authority and discretion to determine the terms of awards under the A&R 2020 Plan.

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Adjustment for Awards and Payouts

Unless determined otherwise by the compensation committee or the Board of Directors in absence of such a committee, the following awards and payouts will reduce, on a one-for-one basis, the number of shares available for issuance under the A&R 2020 Plan:

1.	An award of an option;

2.	An award of a SAR;

3.	An award of restricted stock;

4.	A payout of a performance share award in shares; and

5.	A payout of a performance units award in shares.

Unless determined otherwise by the compensation committee or the Board of Directors in the absence of such a committee, unless a participant has received a benefit of ownership such as dividend or voting rights with respect to the incentive award, the following transactions will restore, on a one-for-one basis, the number of shares available for issuance under the A&R 2020 Plan:

1.	A payout of a SAR or a tandem SAR in cash;

2.	A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a tandem SAR upon exercise of the related options, or the termination of a related option upon exercise of the corresponding tandem SAR) of any award payable in shares;

3.	Shares tendered in payment of the exercise price of an option;

4.	Shares withheld for payment of federal, state or local taxes;

5.	Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding options; and

6.	The net shares issued in connection with the exercise of SARs (as opposed to the full number of shares underlying the exercised portion of the SAR).

In addition, the number of shares of common stock subject to the A&R 2020 Plan, any number of shares subject to any numerical limit in the A&R 2020 Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in the outstanding shares of common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

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Grants

The A&R 2020 Plan authorizes the grant of nonqualified stock options, incentive stock options, restricted stock awards, restricted RSUs, performance units and performance shares (which may be designed to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”)) and SARs, as described below:

Options granted entitle the grantee, upon exercise, to purchase a specified number of shares at a specified exercise price per share. The exercise price for shares of our common stock covered by an option cannot be less than the fair market value of our common stock on the date of grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant. Options expire at such time as the compensation committee or the Board of Directors in the absence of such a committee, shall determine provided that no option shall be exercisable later than the tenth anniversary of the date of its grant and provided further that no incentive stock option shall be exercisable later than the fifth anniversary following the date of its grant to a grantee, who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company.

Restricted stock awards and RSUs may be awarded on terms established by the compensation committee, or the Board of Directors in the absence of such a committee, which may include time-based and performance-based conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

A performance share award and/or a performance unit award may be granted to participants. Each performance unit will have an initial value that is established by the compensation committee, or the Board of Directors in the absence of such a committee, at the time of grant. Each performance share will have an initial value equal to the fair market value of one share of common stock on the date of grant. Such awards may be earned based upon satisfaction of certain specified performance criteria, subject to such other terms as the compensation committee, or the Board of Directors in the absence of such a committee, deems appropriate.

SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR. An option and a SAR may be granted “in tandem” with each other. An option and a SAR are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the SAR aspect of the tandem unit, and vice versa. The option may be an incentive stock option or a nonqualified stock option.

Change in Control

Generally, upon the occurrence of a change in control, as such term is defined in the A&R 2020 Plan:

1.	all options and SARs granted shall become fully vested and immediately exercisable;

2.	any restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code (the “Code”) shall lapse; and

3.	any award intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code shall be earned in accordance with the applicable award agreement.

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Notwithstanding the foregoing, with respect to any incentive award subject to Internal Revenue Code Section 409A, a “change in control” of the Company is defined in a manner to ensure compliance with Section 409A.

Duration, Amendment, and Termination

The Board of Directors, upon recommendation of the compensation committee, or the in the absence of such a committee, in its own discretion, has the power to amend, suspend or terminate the A&R 2020 Plan without shareholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards, materially increase the benefits accruing to participants or materially modify the requirements for participation in the A&R 2020 Plan, unless such change is authorized by shareholders. Unless sooner terminated, the A&R 2020 Plan will terminate ten years after the 2020 Plan   was adopted.

Vote Required

Approval by the affirmative vote of a majority of the votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the A&R 2020 Plan.

Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE A&R 2020 PLAN.

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AUDIT COMMITTEE REPORT

The audit committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022, with our management and with our independent registered public accounting firm, Rosenberg Rich Baker Berman P.A. In addition, the audit committee discussed with Rosenberg Rich Baker Berman P.A. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee also discussed with Rosenberg Rich Baker Berman P.A. the written disclosures and the independence letter from Rosenberg Rich Baker Berman P.A. required by the applicable requirements of the PCAOB.

Based on the audit committee’s review of the audited consolidated financial statements and the review and discussions described in the preceding paragraph, the audit committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2022, be included in the Annual Report.

Audit Committee

Robert Stevens (Chair)

Thomas Rutherford

Norman Rosenthal

The above Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filings.

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Independent Registered Public Accounting Firm

Fees Billed by the Principal Accountant

On February 17, 2022, we dismissed BF Borgers CPA PC as the Company’s independent registered public accounting firm, effective as of such date, and engaged Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The following table reflects the aggregate fees billed for professional services rendered by Rosenberg Rich Baker Berman P.A. and BF Borgers CPA PC in years ended December 31, 2022 and 2021:

	Rosenberg Rich Baker Berman P.A		BF Borgers CPA PC
Services	2022	2021	2022	2021
Audit Fees (1)	$190,000	$–	$–	$75,600
Audit-Related Fees (2)	12,500	–	234,900	164,000
Tax Fees (3)	–	–	–	–
All Other Fees	–	–	–	–
Total Fees	$202,500	$–	$234,900	$239,600

(1)	Audit Fees. Consists of fees for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Forms 10-K for our fiscal years ended December 31, 2022 and 2021 and reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Audit-Related Fees. Consists of fees for assurance and related services that are reasonably related to the audit. This category includes fees related to assistance consulting on financial accounting/reporting standards.

(3)	Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning, and tax advice.

Pre-approval of Services

The Audit Committee of the Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by our independent registered public accounting firm in 2022 and 2021, consistent with the Audit Committee’s responsibility for engaging our independent registered public accounting firm. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with our independent registered public accounting firm maintaining its independence. The percentage of hours expended on our independent registered public accounting firm’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%. The audit committee approved all of the services in the table above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of June 21, 2023, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors (iii) each of our Named Executive Officers and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431.

The percentages below are calculated based on 8,992,861 shares of common stock and 9,281,809 shares of Series C Stock issued and outstanding as of June 21, 2023.

Name of Beneficial Owner	Common Stock		Percentage of Common Stock	Series C Preferred Stock		Percentage of Series C Stock	Combined Voting Power
Executive Officers and Directors:
Darren Marks	23,721	(1)	*	–		–	54.5%	(9)
Melvin Leiner	596	(2)	*	–		–	*
Jason Williams	323		*	–		–	*
Robert Stevens	261	(3)	*	–		–	*
Norman Rosenthal	305	(4)	*	–		–	*
Thomas J. Rutherford	2,568		*	–		–	*
All officers and directors as a group (6 persons)	27,774	(5)	*	–		–	54.5%	(10)

5% or Greater Holders:
Denis J. Kerasotes 31 Fairview Lane Springfield, Illinois 62711	**	(6)	**	3,816,105	(11)	41.1%	–

Condor Equities, LLC (6) 2535 Webb Girth Road Gainesville, Georgia 30507	*	(8)	*	3,131,300	(11)	33.7%	–

Section 3 Developments (7) 2415 Alta Monte Drive Cedar Park, Texas 78613	*		*	520,000	(11)	5.6%	–

Eileen F. Kerasotes Family Trust (8) 4747 County Road 501 Bayfield, CO 81122	*		*	472,420	(11)	5.0%	–

*       Less than 1%

**     Less than 5%

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(1) Represents 23,721 shares of common stock held by Family Tys, LLC (“Family Tys”), of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power. Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,977 votes in the aggregate) and (ii) 46,904 shares, for which Mr. Marks has a voting proxy until May 20, 2025.

(2) Represents 596 shares of common stock held by 4 Life LLC (“4 Life”), of which Mr. Leiner is the managing member and over which Mr. Leiner has voting and dispositive power. On April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Chief Operating Officer, Executive Vice President and Director.

(3) Represents shares held by Thistle Investments, LLC, of which Mr. Stevens is managing member and over which Mr. Stevens has sole voting and dispositive power.

(4) Represents shares held by Tempest Systems, Inc., of which Mr. Rosenthal is chief executive officer and over which Mr. Rosenthal has sole voting and dispositive power.

(5) Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,977 votes in the aggregate), and (ii) 46,904 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(6) Dale Nabb, manager of Condor Equities, LLC (“Condor”), has sole voting and dispositive power of the shares held by Condor.

(7) Michael Tapajna, chief executive officer of Section 3 Developments, Inc. (“Section 3”), has sole voting and dispositive power of the shares held by Section 3.

(8) John G. Kerasotes, as trustee of the Eileen F. Kerasotes Trust, has sole voting and dispositive power over the shares held by such Trust.

(9) Based upon (i) 23,721 shares of common stock held by Family Tys of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power and (ii) the voting rights to an aggregate of (A) 46,904 shares of common stock held by certain holders of our Series C Stock, and (B) 8,147,825 shares of Series C Stock, having the right to 1.5625 votes for each share of Series B Stock for which Mr. Marks has a voting proxy until May 20, 2025.

(10) Includes 9,281,809 shares of Series C Stock (with 1.5625 votes per share, or 14,502,828 votes in the aggregate).

(11) Darren Marks, the Company’s Chief Executive Officer, President, and a director, has the voting rights to such shares of Series C Stock and common stock until May 20, 2025, pursuant to voting proxies from such shareholders.

Series C Stock

Darren Marks, the Company’s Chief Executive Officer and President, has all of the voting rights of approximately 88% of the Series C Stock until May 20, 2025, pursuant to a proxy from certain Series C shareholders.

Delinquent Section 16(A) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons beneficially owning more than ten percent of our equity securities (the “Reporting Persons”), to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of these reports and representations from the Reporting Persons that no other reports were required, we believe that, during our fiscal year ended December 31, 2022, the Reporting Persons timely filed all such reports.

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EXECUTIVE AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2022, consisting of our principal executive officer and our two other executive officers, are as follows:

•	Darren Marks, our Chief Executive Officer and President;

•	Melvin Leiner, formerly our Chief Operating Officer and Executive Vice President; and

•	Jason Williams, our Chief Financial Officer, Treasurer and Secretary.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for the fiscal years indicated below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Darren Marks	2022	$300,000	$–	$–	$–	$–	$–	$–	$300,000
Chief Executive Officer and President	2021	$300,000	$7,500	$410,652	$–	$–	$–	$–	$718,152

Melvin Leiner (1)	2022	$314,375	$–	$–	$–	$–	$–	$–	$314,375
Former Chief Operating Officer and Executive Vice President	2021	$300,000	$7,500	$–	$–	$–	$–	$–	$307,500

Jason Williams (2)	2022	$228,000	$–	$–	$–	$–	$–	$–	$228,000
Chief Financial Officer, Treasurer and Secretary	2021	$103,000	$7,500	$–	$–	$–	$–	$–	$110,500

(1)	As of April 22, 2022, Mr. Leiner resigned as Chief Operating Officer and Executive Vice President.

(2)	As of July 26, 2021, Mr. Williams was appointed as Chief Financial Officer, Treasurer and Secretary.

Narrative to the Summary Compensation Table

We review compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company.

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Annual Base Salary

Base salaries for our executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board of Directors with executives at other companies. The 2022 annual base salaries for our named executive officers were as follows: (a) $300,000 for Darren Marks, (b) $315,000 for Melvin Leiner and (c) $228,000 for Jason Williams.

Bonus

Our named executive officers are eligible to receive discretionary annual bonuses based on individual performance, company performance or as otherwise determined appropriate by our compensation committee. In 2022, there were no bonuses awarded to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The Company’s Named Executive Officers had no outstanding equity awards on December 31, 2022.

Employment Arrangements

Below are descriptions of our employment agreements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary and eligibility for employee benefits. The key terms of the offer letters and employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Agreement with Darren Marks

On June 1, 2016, the Company entered into an employment agreement with Darren Marks pursuant to which Mr. Marks serves as the Company’s Chief Executive Officer. The employment agreement is for an initial term of three years, which term shall be automatically extended for successive and additional two-year periods unless either party shall provide written notice of termination at least 90 days prior to the end of the then-current term. Under the agreement, Mr. Marks is entitled to an annual base salary of $245,000 (subject to a minimum 5% annual increase each year commencing on January 1, 2017) and an annual incentive bonus of up to 80% of his base salary. The employment agreement may be terminated by the Company for “cause” (as such term is defined in the agreement), in which case Mr. Marks shall be entitled to his base salary up to the date of termination, without “cause” by the Company or for “good reason” (as such term is defined in the agreement), by Mr. Marks upon 90 days’ prior written notice, in which case Mr. Marks shall be entitled to base salary and health benefits for 18 months from the expiration of the agreement and shall have 10 years to exercise any outstanding stock options. The agreement provides that Mr. Marks has the obligation to mitigate any such severance with any income he may subsequently receive. The agreement also provides that Mr. Marks shall not compete with the Company and shall keep all Company information confidential for one year after the term of the agreement.

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Agreement with Melvin Leiner

On June 1, 2016, the Company entered into an employment agreement with Melvin Leiner pursuant to which Mr. Leiner serves as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement is for an initial term of three years, which term shall be automatically extended for successive and additional two-year periods unless either party shall provide written notice of termination at least 90 days prior to the then current term. Under the agreement Mr. Leiner is entitled to an annual base salary of $237,500 (subject to a minimum 5% annual increase each year commencing on January 1, 2017) and an annual incentive bonus of up to 80% of his base salary. The employment agreement may be terminated by the Company for “cause” (as such term is defined in the agreement), in which case Mr. Leiner shall be entitled to his base salary up to the date of termination, without “cause” by the Company or for “good reason” (as such term is defined in the agreement), by Mr. Leiner upon 90 days’ prior written notice, in which case Mr. Leiner shall be entitled to base salary and health benefits for 18 months from the expiration of the agreement and shall have 10 years to exercise any outstanding stock options. The agreement provides that Mr. Leiner has the obligation to mitigate any such severance with any income he may subsequently receive. The agreement also provides that Mr. Leiner shall not compete with the Company and shall keep all Company information confidential for one year after the term of the agreement.

On April 22, 2022, the Company entered into an Executive Separation Agreement with Melvin Leiner (the “Separation Agreement”), pursuant to which Mr. Leiner retired from his positions as its Executive Vice President and Chief Operating Officer. Pursuant to the Separation Agreement, Mr. Leiner’s employment with the Company ended on April 22, 2022, and Mr. Leiner is to receive separation payments over a 9-month period equal to his base salary, as well as certain limited health benefits.

On the same day, Mr. Leiner resigned from the Board of Directors, effective immediately. Mr. Leiner did not resign as a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Employee Benefit Plans

The Company currently has no employee benefit plans.

2020 Equity Incentive Plan

General

On September 14, 2020, the Board of Directors and on September 16, 2020, the Company’s shareholders approved the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) which reserves a total of 62,500 shares of common stock (giving effect to our reverse stock split at a ratio of 1-for-32, which was effective on May 13, 2021, and our reverse stock split at a ratio of 1-for-30, which was effective on December 9, 2022) for incentive awards. Incentive awards generally may be issued to officers, key employees, consultants and directors and include the grant of nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares and performance units.

Administration

The compensation committee of the Board of Directors, or the Board of Directors in the absence of such a committee, will administer the 2020 Plan. Subject to the terms of the 2020 Plan, the compensation committee, or the Board of Directors in the absence of such a committee, has complete authority and discretion to determine the terms of awards under the 2020 Plan.

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Adjustment for Awards and Payouts

Unless determined otherwise by the compensation committee or the Board of Directors in absence of such a committee, the following awards and payouts will reduce, on a one-for-one basis, the number of shares available for issuance under the 2020 Plan:

1.	An award of an option;
2.	An award of a SAR;
3.	An award of restricted stock;
4.	A payout of a performance share award in shares; and
5.	A payout of a performance units award in shares.

Unless determined otherwise by the compensation committee or the Board of Directors in the absence of such a committee, unless a participant has received a benefit of ownership such as dividend or voting rights with respect to the incentive award, the following transactions will restore, on a one-for-one basis, the number of shares available for issuance under the 2020 Plan:

1.	A payout of a SAR or a tandem SAR in cash;
2.	A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a tandem SAR upon exercise of the related options, or the termination of a related option upon exercise of the corresponding tandem SAR) of any award payable in shares;
3.	Shares tendered in payment of the exercise price of an option;
4.	Shares withheld for payment of federal, state or local taxes;
5.	Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding options; and
6.	The net shares issued in connection with the exercise of SARs (as opposed to the full number of shares underlying the exercised portion of the SAR).

In addition, the number of shares of common stock subject to the 2020 Plan, any number of shares subject to any numerical limit in the 2020 Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in the outstanding shares of common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Grants

The 2020 Plan authorizes the grant of nonqualified stock options, incentive stock options, restricted stock awards, restricted RSUs, performance units and performance shares (which may be designed to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”)) and SARs, as described below:

Options granted entitle the grantee, upon exercise, to purchase a specified number of shares at a specified exercise price per share. The exercise price for shares of our common stock covered by an option cannot be less than the fair market value of our common stock on the date of grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant. Options expire at such time as the compensation committee or the Board of Directors in the absence of such a committee, shall determine provided that no option shall be exercisable later than the tenth anniversary of the date of its grant and provided further that no incentive stock option shall be exercisable later than the fifth anniversary following the date of its grant to a grantee, who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company.

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Restricted stock awards and RSUs may be awarded on terms established by the compensation committee, or the Board of Directors in the absence of such a committee, which may include time-based and performance-based conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

A performance share award and/or a performance unit award may be granted to participants. Each performance unit will have an initial value that is established by the compensation committee, or the Board of Directors in the absence of such a committee, at the time of grant. Each performance share will have an initial value equal to the fair market value of one share of common stock on the date of grant. Such awards may be earned based upon satisfaction of certain specified performance criteria, subject to such other terms as the compensation committee, or the Board of Directors in the absence of such a committee, deems appropriate.

SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR. An option and a SAR may be granted “in tandem” with each other. An option and a SAR are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the SAR aspect of the tandem unit, and vice versa. The option may be an incentive stock option or a nonqualified stock option.

Change in Control

Generally, upon the occurrence of a change in control, as such term is defined in the 2020 Plan:

1.     all options and SARs granted shall become fully vested and immediately exercisable;

2.     any restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code (the “Code”) shall lapse; and

3.     any award intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code shall be earned in accordance with the applicable award agreement.

Notwithstanding the foregoing, with respect to any incentive award subject to Internal Revenue Code Section 409A, a “change in control” of the Company is defined in a manner to ensure compliance with Section 409A.

Duration, Amendment, and Termination

The Board of Directors, upon recommendation of the compensation committee, or the in the absence of such a committee, in its own discretion, has the power to amend, suspend or terminate the 2020 Plan without shareholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards, materially increase the benefits accruing to participants or materially modify the requirements for participation in the 2020 Plan, unless such change is authorized by shareholders. Unless sooner terminated, the 2020 Plan will terminate ten years after it is adopted.

As of June 21, 2023, 5,265 shares of restricted stock and 6,950 non-qualified stock options to purchase shares of common stock had been issued under the 2020 Plan. Upon shareholder approval at the Annual Meeting, the 2020 Plan will be replaced by the A&R 2020 Plan.

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Director Compensation

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2022.

2022 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Thomas Rutherford	$6,000	$–	–	–	–	–	$6,000
Robert Stevens	$6,000	$–	–	–	–	–	$6,000
Norman Rosenthal	$6,000	$–	–	–	–	–	$6,000

All directors are reimbursed for out-of-pocket expenses related to their Board of Directors duties. Our employee directors, e.g., Mr. Marks and formerly Mr. Leiner, do not receive any compensation for serving as directors. Our three independent directors receive $1,500 per quarter for their services.

Prohibitions against Hedging and Pledging

As part of our insider trading policy, all directors and employees of the Company, including our executive officers, are prohibited from engaging in hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving our securities, holding our securities in a margin account or pledging our securities as collateral for a loan.

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CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons. These policies and procedures are generally not in writing but are evidenced by long standing principles adhered to by our Board of Directors. The disinterested members of the Board of Directors review, approve and ratify transactions that involve “related persons” and potential conflicts of interest. Related persons must disclose to the disinterested members of the Board of Directors any potential related person transactions and must disclose all material facts with respect to such transaction. All such transactions will be reviewed by the disinterested members of the Board of Directors and, in their discretion, approved or ratified. In determining whether to approve or ratify a related person transaction the disinterested members of the Board of Directors will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

Darren Marks’s Family

The Company has engaged the family of Darren Marks, its Chief Executive Officer, to assist in the development of the Grom Social website and mobile application. These individuals have created over 1,400 hours of original short form content. Sarah Marks, the wife of Darren Marks, our President and Chief Executive Officer, Zach Marks, Luke Marks, Jack Marks, Dawson Marks, Caroline Marks and Victoria Marks, each Darren Marks’s children, are, or have been, by the Company employed or independently contracted.

During the year ended December 31, 2022, the Marks family was paid a total of $36,026.

Compensation for services provided by the Marks family is expected to continue for the foreseeable future. Each member of the Marks family is actively involved in the creation of content for the website and mobile app, including numerous videos focusing on social responsibility, anti-bullying, digital citizenship, unique blogs, and special events.

Voting Proxies

On May 20, 2021, the Company entered into exchange agreements (each, an “Exchange Agreement”) with the holders of the Company’s Series B 8% Convertible Preferred Stock (the “Series B Stock”), pursuant to which the holders agreed to exchange all of their shares of the Series B Stock for shares of the Company’s Series C 8% Convertible Preferred Stock (the “Series C Stock”), on a one for one basis (the “Exchange”). As a result of the Exchange, all 9,215,059 issued and outstanding shares of the Company’s Series B Stock were exchanged for 9,215,059 shares of the Company’s newly-designated Series C Stock and all of the exchanged Series B Stock was cancelled.

In connection with their entry into the Exchange Agreements, the holders delivered proxies to Darren Marks, the Company’s Chief Executive Officer, President, and a director, granting him the power to vote all the holders’ shares of Series C Stock, and all other securities they hold of the Company, for a period of two years.

On May 20, 2023, certain holders delivered proxy extensions to Darren Marks granting him the power to vote all the holders’ shares of Series C Stock, and all other securities they hold of the Company, for an additional period of two years.

As a result, Mr. Marks has 54.5% of the Company’s combined voting power.

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STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2024 Annual Meeting of Stockholders must be received by the Company no later than February 8, 2024 and must comply with the other proxy solicitation rules promulgated by the SEC and with the procedures set forth in the Bylaws. Proposals should be sent to the Secretary of the Company at 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, FL 33431. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2024 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

A stockholder who wishes to submit a proposal or nominate a candidate to serve as a director for consideration at the 2024 Annual Meeting of Stockholders outside the processes of Rule 14a-8 under the Exchange Act and therefore will not be included in the proxy statement for such meeting must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in Section 5 of the Bylaws. To be timely, such written notice must be received by the Secretary of the Company at its principal executive offices, 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, FL 33431 (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is http://www.gromsocial.com. The information contained on the website is not incorporated by reference in, or in any way part of, this proxy statement.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this proxy statement has been delivered, on written or oral request, within one business day of receipt of such request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests should be directed to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number.

Grom Social Enterprises, Inc.

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(561) 287-5776

If hard copies of the materials are requested, we will send only one proxy statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this proxy statement, to Grom Social Enterprises, Inc. c/o Jason Williams at the above address or telephone number. Additionally, if current shareholders with a shared address received multiple copies of this proxy statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

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FORWARD-LOOKING STATEMENTS

This proxy statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY STATEMENT, PLEASE CONTACT:

Grom Social Enterprises, Inc.

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(561) 287-5776

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OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Darren Marks
Darren Marks Chairman and Chief Executive Officer

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

articles OF INCORPORATION

OF

grom social enterprises, INC.

Under Section 607.1006 of the Florida Business Corporation Act (the “FBCA”),

IT IS HEREBY CERTIFIED THAT:

1.	The name of the corporation is Grom Social Enterprises, Inc. (the “Corporation”).

2.	The Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Florida on August 4, 2014. Amendments to the Articles of Incorporation were filed with the Secretary of State of the State of Florida on each of August 17, 2017, April 8, 2019, June 12, 2019, August 4, 2020, May 7, 2021, May 20, 2021, and December 6, 2022.

3.	Upon the filing and effectiveness (the “Effective Time”) pursuant to the FBCA of this amendment to the Corporation’s Articles of Incorporation, each _____ shares of common stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock without any further action by the Corporation or the holder thereof (the “Reverse Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificate”) shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

4.	This Certificate of Amendment was duly adopted in accordance with Section 607.1001 of the FBCA. The board of directors of the Company (the “Board of Directors”) duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. Written consents were solicited from all of our stockholders of record pursuant to Section 607.0725 of the FBCA and Article 2, Section 7 of our Bylaws. The stockholders of the Corporation duly adopted this Certificate of Amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Articles of Incorporation has been executed as of this ______ day of _________, 2023.

GROM SOCIAL ENTERPRISES, INC.

_____________________

Darren Marks

Chief Executive Officer

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APPENDIX B

GROM SOCIAL ENTERPRISES, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

OCTOBER 1, 2023

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GROM SOCIAL ENTERPRISES, INC.
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN
OCTOBER 1, 2023

I. ESTABLISHMENT, OBJECTIVES AND DURATION

A. ESTABLISHMENT OF THE PLAN. Grom Social Enterprises, Inc., a Florida corporation (hereinafter referred to as the “Company”), adopted an incentive compensation plan known as the “Grom Social Enterprises, Inc. 2020 Equity Incentive Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. The Plan became effective as of September 16, 2020 (the “Effective Date”). The Plan shall remain in effect as provided in Section I.C hereof.

Subject to approval by the Company’s stockholders, the Company hereby implements this Amended and Restated version of the Plan effective October 1, 2023.

B. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

It is also intended with respect to the Non-Employee Directors of the Company that the Committee be able to choose from among Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs which will (a) permit Non-Employee Directors to increase their ownership and proprietary interest in the Company and enhance their identification with the interests of the Company’s stockholders, (b) provide a means of compensating Non-Employee Directors that will help attract qualified candidates to serve as Non-Employee Directors, and (c) induce incumbent Non-Employee Directors to continue to serve if the Board desires that they remain on the Board.

C. DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after September 16, 2030.

II. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

A. “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

B. “AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

C. “AWARD AGREEMENT” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

D. “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

E. “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

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F. “CHANGE IN CONTROL” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section II.F(i) or II.F(iii) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (a) a merger, consolidation, reorganization, or business combination or (b) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (c) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “SUCCESSOR ENTITY”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority is in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

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G. “CODE” means the Internal Revenue Code of 1986, as amended from time to time.

H. “COMMITTEE” means the Compensation Committee of the Board (or a successor committee with similar authority) or if no such committee is named by the Board, then it shall mean the Board.

I. “COMPANY” means Grom Social Enterprise, Inc., a Florida corporation, including any and all Subsidiaries, and any successor thereto as provided in Article XX herein.

J. “COVERED EMPLOYEE” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

K. “DIRECTOR” means any individual who is a member of the Board of Directors of the Company or any Subsidiary; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

L. “DISABILITY” with respect to any Award, a Participant shall be considered Disabled if the Participant is considered “disabled” under the Company’s long-term disability plan then in effect, or if none, then if the Participant qualifies to receive disability payments under the federal Social Security Act.

M. “EFFECTIVE DATE” shall mean September 16, 2020.

N. “EMPLOYEE” means any full-time, active employee of the Company or its Subsidiaries. Directors who are not employed by the Company shall not be considered Employees under this Plan.

O. “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

P. “FAIR MARKET VALUE” shall be determined on the basis of the closing sale price at which Shares have been sold on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.

Q. “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article VII herein.

R. “INCENTIVE STOCK OPTION” or “ISO” means an option to purchase Shares granted under Article VI herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

S. “INSIDER” shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

T. “NON-EMPLOYEE DIRECTOR” shall mean a Director who is not also an Employee.

U. “NON-QUALIFIED STOCK OPTION” or “NQSO” means an option to purchase Shares granted under Article VI herein and which is not intended to meet the requirements of Code Section 422.

V. “OPTION” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI herein.

W. “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

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X. “PARTICIPANT” means: (1) an Employee or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan; or (2) a Non-Employee Director who has been selected to receive an Award other than an Incentive Stock Option, Performance Share or Performance Unit or who has an outstanding Award other than an Incentive Stock Option, Performance Share or Performance Unit granted under the Plan.

Y. “PERFORMANCE-BASED EXCEPTION” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

Z. “PERFORMANCE SHARE” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

AA. “PERFORMANCE UNIT” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value that is established by the Committee on the date of grant.

BB. “PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock or Restricted Stock Units is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion, as specified in the Award Agreement), and the Shares are subject to a substantial risk of forfeiture, as provided in Article VIII and Article IX herein.

CC. “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

DD. “RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article VIII herein.

EE. “RESTRICTED STOCK UNIT” or “RSU” means an award granted to a Participant pursuant to Article IX herein.

FF. “SEPARATION FROM SERVICE” means a termination of employment or other separation from service as described in Code Section 409A and the regulations thereunder.

GG. “SHARES” means the shares of common stock of the Company.

HH. “SPECIFIED EMPLOYEE” means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000 (as adjusted from time under Code), provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.

II. “STOCK APPRECIATION RIGHT” or “SAR” means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article VII herein.

JJ. “SUBSIDIARY” means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

KK. “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

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III. ADMINISTRATION

A. THE COMMITTEE. The Plan shall be administered by the Committee.

B. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Non-Employee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish or amend rules and regulations for the Plan’s administration; and (subject to the provisions of Article XV herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee is empowered hereby to make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

C. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and their estates and beneficiaries.

IV. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

A. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to Sections IV.B and IV.C herein, the aggregate number of Shares with respect to which Awards may be issued under the Plan shall not exceed the sum of (i) Ten Million (10,000,000), plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2024 and ending on and including January 1, 2030 equal to the lesser of (A) five percent (5%) of the Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Shares as determined by the Board. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.

B. ADJUSTMENTS FOR AWARDS AND PAYOUTS. Unless determined otherwise by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1. An Award of an Option;

2. An Award of a SAR;

3. An Award of Restricted Stock;

4. A payout of a Performance Share Award in Shares; and

5. A payout of a Performance Units Award in Shares.

Unless determined otherwise by the Committee, unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1. A payout of a SAR or a Tandem SAR in cash;

2. A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares;

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3. Shares tendered in payment of the exercise price of an Option;

4. Shares withheld for payment of federal, state or local taxes;

5. Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding Options; and

6. The net Shares issued in connection with the exercise of SARs (as opposed to the full number of Shares underlying the exercised portion of the SAR).

C. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization such as a stock split or stock dividend, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which are reserved and may be delivered under Section IV.A, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections IV.A.1 through IV.A.6, inclusive as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

V. ELIGIBILITY AND PARTICIPATION

A. ELIGIBILITY. Persons eligible to participate in this Plan include officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board. Notwithstanding the foregoing, Non-Employee Directors of the Company or consultants shall be eligible to participate in the Plan with respect to Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs, as specified in Article VI, Article VII, Article VIII and Article IX. Except as otherwise specifically provided in this Plan, the Committee shall determine the terms and conditions of any such Awards to Non-Employee Directors, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

B. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all eligible Employees those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

VI. STOCK OPTIONS

A. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. For purposes of this Article VI, with respect to NQSOs only, the term “Participant” shall include Non-Employee Directors and consultants of the Company.

B. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

C. OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, no ISO shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Option.

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D. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary following the date of its grant and provided further that no Option that is an ISO shall be exercisable later than the fifth (5th) anniversary following the date of its grant to a Participant, who at the time of such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

E. EXERCISE OF OPTIONS. Options granted under this Article VI shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

F. PAYMENT. Options granted under this Article VI shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

The Committee, in its discretion, may also (a) allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (b) cashless exercise by the Participant by the Company’s withholding of Shares issuable upon exercise of an Option, or (c) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

G. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article VI as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

H. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company, with the exception of a termination of employment after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee but shall conform to the limitations established in Section VI.D, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VI, and may reflect distinctions based on the reasons for termination of employment.

I. NONTRANSFERABILITY OF OPTIONS.

1. INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Code Section 422).

2. NONQUALIFIED STOCK OPTIONS. No NQSO granted under this Article VI may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article VI shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

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VII. STOCK APPRECIATION RIGHTS

A. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. For purposes of this Article VII, the term “Participant” shall include Non-Employee Directors of the Company and consultants; provided, however, that a Tandem SAR may not be granted to a Non-Employee Director or consultant unless the related Option is a NQSO.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

B. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted to an Employee in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

C. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

D. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee may determine.

E. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

F. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

1. the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

2. the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company and/or its Subsidiaries, with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

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H. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

VIII. RESTRICTED STOCK

A. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. For purposes of this Article VIII, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

C. NONTRANSFERABILITY. Except as provided in this Article VIII and subject to federal securities laws, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant’s legal representative for the Period of Restriction.

D. OTHER RESTRICTIONS. Subject to Article XI herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article VIII and subject to Federal securities laws, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

E. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

F. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. Notwithstanding anything to the contrary herein, (i) dividends accrued on Restricted Stock will only be paid if the Restricted Stock vests; and (ii) for any Award that is governed by Code Section 409A regarding non-qualified deferred compensation, the Committee shall establish the schedule of any payments of dividends in accordance with the requirements of Code Section 409A or any guidance promulgated thereunder.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive nonvested Restricted Shares following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

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H. VESTING OF RESTRICTED STOCK AWARDS. Unless otherwise provided in the Plan or under an Award Agreement: (1) all Awards of Restricted Stock that vest based on the passage of time which are granted to a Participant shall vest no more rapidly than pro-rata over a three (3) year period from the date of grant (the “Time-Based Restricted Stock”); and (2) all Awards of Restricted Stock that vest based on the achievement of specific measures designed to satisfy the Performance-Based Exception or other performance measures which are granted to a Participant shall vest no more rapidly than one (1) year from the date of grant (the “Performance-Based Restricted Stock”); provided, however: (1) up to ten percent (10%) of the Time-Based Restricted Stock Awards, Performance-Based Restricted Stock Awards, or both, may by designation of the Committee (as reflected in the Restricted Stock Award Agreement), be subject to a more accelerated time-based vesting schedule or performance-based vesting schedule, as the case may be; and (2) Restricted Stock Awards which fully vest upon certain termination events as determined by the Committee and specified in the Employee’s Restricted Stock Award Agreement (or as a result of termination from the Board as a Non-Employee Director pursuant to Section VIII.I.3.f.) or a Change in Control shall not count as part of this ten percent (10%) pool.

I. ADDITIONAL PROVISIONS RELATED TO RESTRICTED STOCK AWARDS TO NON-EMPLOYEE DIRECTORS.

1. AWARD DATES. Effective as of the date specified by the Committee in its sole discretion, each Non-Employee Director will be awarded such number of Shares of Restricted Stock as determined by the Board, after consideration of the recommendation of the Committee. Non-Employee Directors may, but need not, be awarded the same number of Shares of Restricted Stock. A Non-Employee Director who is first elected to the Board on a date subsequent to the date specified by the Committee in its sole discretion will be awarded such number of Shares of Restricted Stock as of such date of election as determined by the Board, after consideration of the recommendation of the Committee.

2. DIVIDEND RIGHTS OF HOLDERS OF RESTRICTED STOCK. Notwithstanding Section VIII.F., upon issuance of a Restricted Stock Agreement, the Non-Employee Director in whose name the Restricted Stock Agreement is registered will, subject to the provisions of the Plan have the right to receive cash dividends and other cash distributions thereon.

3. PERIOD OF RESTRICTION. Restricted Stock will be subject to the restrictions set forth in Section VIII.I.4. and the other provisions of the Plan during the Period of Restriction commencing on the date as of which the Restricted Stock is awarded (the “Award Date”) and ending on the earliest of the first to occur of the following:

a. the retirement of the Non-Employee Director from the Board in compliance with the Board’s retirement policy as then in effect;

b. the termination of the Non-Employee Director’s service on the Board as a result of the Non-Employee Director’s not being nominated for reelection by the Board;

c. the termination of the Non-Employee Director’s service on the Board because of the Non-Employee Director’s resignation or failure to stand for reelection with the consent of the Company’s Board (which means approval by at least 80% of the Directors voting, with the affected Non-Employee Director abstaining);

d. the termination of the Non-Employee Director’s service on the Board because the Non-Employee Director, although nominated for reelection by the Board, is not reelected by the stockholders;

e. the termination of the Non-Employee Director’s service on the Board because of (i) the Non-Employee’s Director’s resignation at the request of the Nominating and Governance Committee of the Board (or successor committee), (ii) the Non-Employee Director’s removal by action of the stockholders or by the Board, or (iii) a Change in Control of the Company;

f. the termination of the Non-Employee Director’s service on the Board because of Disability or death; or

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g. the vesting of the Restricted Stock.

Section VIII.I.3.a. through g. above are subject to the further restrictions that a removal or resignation for “Cause” will be deemed to not constitute completion of the Period of Restriction and will result in a forfeiture of Restricted Stock not previously vested under Section VIII.I.4. For purposes of this Plan, “Cause” will be a good faith determination by the Board that the Non-Employee Director (i) failed to substantially perform his or her duties (other than a failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him or her by the Board, which demand specifically identifies the manner in which the Board believes such Non-Employee Director has not substantially performed his or her duties; (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise; or (iii) has pleaded guilty or nolo contendere to or been convicted of a felony. The Non-Employee Director will not be deemed to have been terminated for Cause unless there will have been delivered to the Non-Employee Director a letter from the Board setting forth the reasons for the Company’s termination of the Non-Employee Director for Cause and, with respect to (i) or (ii), stating that the Non-Employee Director has failed to cure such reason for termination within thirty (30) days after the Non-Employee Director’s receipt of such notice.

4. FORFEITURE OF RESTRICTED STOCK. As of the date (“Termination Date”) a Non-Employee Director ceases to be a member of the Board for any reason, including but not limited to removal or resignation for Cause, the Non-Employee Director shall forfeit to the Company all Restricted Stock awarded to the Non-Employee Director for which the Period of Restriction has not ended pursuant to Section VIII.I.3. as of or prior to the Termination Date.

IX. RESTRICTED STOCK UNITS

A. GRANT OF RESTRICTED STOCK UNITS. Subject to the terms of the Plan, RSUs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. For purposes of this Article IX, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK UNIT AGREEMENT. Each RSU grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee may determine.

C. VALUE OF RESTRICTED STOCK UNIT. Each RSU shall have a value that is equal to the Fair Market Value of a Share on the date of grant.

D. FORM AND TIMING OF PAYMENT OF RESTRICTED STOCK UNITS. Settlement of vested RSUs may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee at the time of the grant of the RSUs, in its sole discretion. Vested RSUs shall be settled in a lump sum as soon as administratively practicable after the vesting date, but in no event later than two and one-half (2 ½) months following the vesting date. The amount of such settlement shall be equal to the Fair Market Value of the RSUs on the vesting date.

E. DIVIDEND EQUIVALENTS. Each RSU shall be credited with an amount equal to the dividends paid on a Share between the date of grant and the date such RSU is paid to the Participant (if at all). Dividend equivalents shall vest, if at all, upon the same terms and conditions governing the vesting of RSUs under the Plan. Payment of the dividend equivalent shall be made at the same time as payment of the RSU and shall be made without interest or other adjustment. If the RSU is forfeited, the Participant shall have no right to dividend equivalents.

F. VOTING RIGHTS. The holders of RSUs shall have no voting rights.

G. NONTRANSFERABILITY. RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by laws of descent and distribution.

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X. PERFORMANCE UNITS AND PERFORMANCE SHARES

A. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

B. PERFORMANCE UNIT/SHARE AGREEMENT. Each Performance Unit or Performance Share grant shall be evidenced by a Performance Unit or Performance Share Award Agreement, as the case may be, that shall specify the number of Performance Units or Performance Shares granted and such other provisions as the Committee may determine.

C. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article X, the time period during which the performance goals must be met shall be called a “Performance Period.”

D. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

E. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Payment shall be made no later than two and one-half (2 ½) months following the close of the Performance Period.

F. SEPARATION FROM SERVICE DUE TO DEATH OR DISABILITY. In the event the Participant incurs a Separation From Service by reason of death or Disability during a Performance Period, the Participant shall not receive a payout of the Performance Units/Shares, unless determined otherwise by the Committee or set forth in the Participant’s Award Agreement.

Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

G. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section X.F. herein, all Performance Units/Shares intended to qualify for the Performance-Based Exception shall be forfeited by the Participant to the Company.

H. NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

I. NO DIVIDEND AND VOTING RIGHTS. Participants will not be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants nor shall Participants have voting rights with respect to such Shares.

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XI. PERFORMANCE MEASURES

Unless and until the Committee proposes for stockholder vote and the Company’s stockholders approve a change in the general performance measures set forth in this Article XI, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which measures are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the Company level, at a Subsidiary or Affiliate level, or at an operating unit level and shall be chosen from among the following: net income either before or after taxes (including adjusted net income), share price, earnings per share (basic or diluted), total stockholder return, return on assets, return on equity, operating income, return on capital or investment, cash flow or adjusted cash flow from operations, economic value added or adjusted cash flow per Share (net income plus or minus change in operating assets and liabilities), debt level, cost reduction targets, and equity ratios.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws or exchange listing standards change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

In the case of any Award which is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied, in accordance with Internal Revenue Service requirements. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

XII. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designated beneficiary, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

XIII. DEFERRALS

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, provided, however, all deferrals shall be made in accordance with all applicable requirements of Code Section 409A or any guidance promulgated thereunder.

XIV. RIGHTS OF EMPLOYEES

A. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

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B. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

XV. AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

A. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Code Section 409A; provided, however, no amendment shall, without shareholder approval, (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements for participation in the Plan.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

B. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section IV.C. hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Sections 162(m) and 409A, as from time to time amended.

C. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section XV.B. hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

D. COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article XV, make any adjustments it deems appropriate consistent with the changes made to Code Section 162(m).

XVI. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

A. EFFECT OF COMPETITIVE ACTIVITY. Anything contained in the Plan to the contrary notwithstanding, unless otherwise covered in an employment agreement by and between the Company and the Participant, with respect to any Participant who is an Employee, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have earned such Award by making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof.

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B. NONFULFILLMENT OF COMPETITIVE ACTIVITY CONDITIONS; WAIVERS UNDER THE PLAN. In the event of a Participant’s nonfulfillment of any condition set forth in Section XVI.A. hereof, such Participant’s rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

XVII. CHANGE IN CONTROL

A. TREATMENT OF OUTSTANDING AWARDS. Notwithstanding any provisions in the Participant’s Employment Agreement to the contrary, but subject to Section XVII.B. herein or the Plan governing the particular Award, upon the occurrence of a Change in Control:

1. any and all Options and SARs granted hereunder shall become fully-vested and immediately exercisable;

2. any Periods of Restriction and restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the Performance-Based Exception shall lapse; and

3. any Award intended to qualify for the Performance-Based Exception shall be earned in accordance with the applicable Award Agreement.

B. TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article XVII may not be terminated, amended or modified on or after the date of an event, commencing upon material discussions by the Board respecting a possible transaction that would result in a Change in Control, which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

XVIII. TAX PROVISIONS

A. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant who is an Employee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

B. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted RSUs, upon achievement of the performance goals on Performance Shares or Performance Units or upon any other taxable event arising as a result of Awards granted hereunder, Participants who are Employees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined at least equal to the minimum, but not more than the maximum, statutory tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

C. REQUIREMENT OF NOTIFICATION OF CODE SECTION 83(b) ELECTION. If any Participants shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

D. REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE SECTION 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

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XIX. INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

XX. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

XXI. LEGAL CONSTRUCTION

A. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

B. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

C. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

D. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

E. CODE SECTION 409A COMPLIANCE. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A. Accordingly, Awards under this Plan that are subject to Code Section 409A shall comply with the following requirements, as applicable.

1. Distribution to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Code Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its Affiliate or Subsidiary, such payment shall be delayed until the first day of the seventh (7th) month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period. In the event that a payment under an Award is exempt from Code Section 409A, payment shall be made to a Specified Employee without any such six-month delay.

2. No Acceleration of Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award documents as of the date of grant.

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3. Subsequent Delay in Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee or Participant, as the case may be, makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five (5) years.

F. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

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_____________________________________________

C E R T I F I C A T I O N

On behalf of the Company, the undersigned hereby certifies that this Amended and Restated Grom Social Enterprises, Inc. 2020 Equity Incentive Plan has been approved by the Compensation Committee of the Board of Directors of the Company as of June 23, 2023 and by the stockholders of the Company as of ______, 2023.

GROM SOCIAL ENTERPRISES, INC.

By: /s/ Jason Williams
Name: Jason Williams
Title: Chief Financial Officer

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V20359 - TBD For Against Abstain GROM SOCIAL ENTERPRISES, INC. 2060 NW BOCA RATON BLVD., SUITE #6 BOCA RATON, FLORIDA 33431 The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholders . If no direction is made, this proxy will be voted FOR items 1 , 2 , 3 , and 4 . If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion . Please sign your name exactly as it appears hereon . When signing as attorney, executor, administrator, trustee or guardian, please add your title as such . When signing as joint tenants, all parties in the joint tenancy must sign . If a signer is a corporation, please sign in full corporate name by duly authorized officer . For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! GROM SOCIAL ENTERPRISES, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 1) Darren Marks 2) Norman Rosenthal 3) Robert Stevens 4) Dr. Thomas Rutherford 1 . Election of the directors to serve for one - year term of office expiring at the 2024 Annual Meeting of Stockholders . Nominees: 2. Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approval of an amendment to the articles of incorporation of the Company to effect a reverse split of our outstanding common stock at a ratio in the range of 1 - for - 2 to 1 - for - 20 to be determined at the discretion of the Board of Directors. 4. Approval of the Amended and Restated 2020 Equity Incentive Plan of the Company. ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/GROM 2023 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report on Form 10 - K are available at www.proxyvote.com. V20360 - TBD GROM SOCIAL ENTERPRISES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS August 8, 2023 The stockholders hereby appoint Jason Williams and Darren Marks, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Grom Social Enterprises, Inc . that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 1 : 00 PM, Eastern Time on August 8 , 2023 , virtually at www . virtualshareholdermeeting . com/GROM 2023 , and any adjournments or postponements thereof . THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS . IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 , 2 , 3 , AND 4 . PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOP E. CONTINUED AND TO BE SIGNED ON REVERSE SIDE